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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 14, 1997, included or incorporated by reference in the Form 10-K of Mitchell Energy & Development Corp. for the year ended January 31, 1997.



                                                             ARTHUR ANDERSEN LLP



Houston, Texas
March 31, 1997